EXHIBIT 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to 18 U.S.C.ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, I, Frederick A. Weismiller, Chief Executive Officer of the Company, certify:

         1. The accompanying Quarterly Report on Form 10-QSB of the Company for the three months ended March 31, 2004 (the "Form 10-QSB"), fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the 10-QSB fairly  presents,  in all
              material   respects,   the  financial   condition  and  result  of
              operations of the Company.



/s/ Frederick A. Weismiller
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Frederick A. Weismiller
Chief Executive Officer

Date:    May 17, 2004